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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
August 19, 2002

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193 (Commission File No.)	88-0435904 (IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(877) 912-7063
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On August 13, 2002, Paul Lemmon resigned as an officer and director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 19, 2002

TEXEN OIL & GAS, INC.
BY:	/s/ R. M. Baker
Robert M. Baker, President and Chief Executive Officer